                                                                   EXHIBIT 10.52

               AGREEMENT REGARDING CANCELLATION OF INDEBTEDNESS


          This Agreement Regarding Cancellation of Indebtedness ("Agreement") is made as of this 1st day of July, 1999 by and between Gary L. Dreher ("Holder") and AMDL, Inc., a Delaware corporation (the "Company").

                                R E C I T A L S
                                - - - - - - - -

          A. Holder has served as an officer of the Company since January 1998. The Company and Holder are both parties to that certain Salary Continuation Agreement dated May 21, 1998 ("Salary Continuation Agreement") which entitled Holder to a severance package following a "Change in Control" of the Company and the occurrence of a "Termination Event" (as those terms are defined in the Salary Continuation Agreement).

          B. The Company and Holder are also both parties to that certain Employment Agreement ("Employment Agreement") dated January 15, 1998.

          C. The Company and Holder now wish to terminate the Salary Continuation Agreement and the Employment Agreement in exchange for the consideration set forth herein.

                               A G R E E M E N T
                               - - - - - - - - -

          THEREFORE, the Company and Holder agree as follows:

          1.  Incorporation of Recitals. The foregoing Recitals are herein
              -------------------------
incorporated by this reference.


          2.  Termination of Agreements.  The Company and Holder hereby mutually
              -------------------------
agree to the termination of, and hereby mutually terminate, any and all agreements existing between them and any of them, including the Salary Continuation Agreement and the Employment Agreement, including the termination and nonsurvival of all representations, warranties and covenants thereunder.

          3.  Consideration  In exchange for the termination of the Salary
              -------------
Continuation Agreement and the Employment Agreement pursuant to Section 2 of the Agreement, the Company and Holder shall enter into an incentive stock option agreement and a non-qualified stock option agreement, both in the forms attached hereto as Exhibit A.

          4.  General Release.  The Company and Holder agree to execute and
              ---------------
deliver the General Release in the form attached hereto as Exhibit B.

          5.  Arbitration and Fees.  Any controversy or claim arising out of or
              --------------------
relating to this Agreement, or breach thereof, may be resolved by mutual agreement; or if not, shall be settled in accordance with the arbitration rules of the American Arbitration Association in Orange County, California. Any decision issued therefrom shall be binding upon the parties and shall be enforceable as a judgment in any court of competent jurisdiction. The prevailing party in such arbitration or other proceeding shall be entitled, in addition to such other relief as may be granted, to a reasonable sum as and for attorneys' fees in such arbitration or other proceeding which may be determined by the arbitrator or other officer in such proceeding. If collection is required for any payment not made when due, the creditor shall collect statutory interest and the cost of collection, including attorney's fees whether or not court action is required for enforcement.

          6.  Miscellaneous.  This Agreement contains the entire agreement
              -------------
between Holder and the Company and may not be modified, altered or changed in any manner whatsoever, except by a written agreement signed by all of the parties hereto. Any agreement or representation concerning the subject matter of this Agreement not set forth in this Agreement or a subsequent written agreement signed by all of the parties hereto is null and void. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. The rights and obligation of either party to this Agreement may not be assigned by such party without the prior written consent of the other party. This Agreement may be executed in two or more counterparts, each signed by one of the parties and all of said counterparts together shall constitute one and the same instrument. The parties agree that facsimile signatures may be relied upon by each of the parties hereto as original signatures.

          IN WITNESS WHEREOF, the parties have executed this Agreement, the date first above written.

                              "The Company"

                              AMDL, INC.,
                              a Delaware corporation


                              By:____________________________________________
                                 Vivian B. Frazier, Chief Financial Officer


                              "Holder"


                              By:____________________________________________
                                 Gary L. Dreher

                                                                       EXHIBIT A

                       INCENTIVE STOCK OPTION AGREEMENT
                       --------------------------------


     THIS INCENTIVE STOCK OPTION AGREEMENT ("Agreement") is entered into as of June 30, 1999, by and between AMDL, INC., a Delaware corporation
("Corporation"), and GARY L. DREHER ("Optionee").

                                R E C I T A L S
                                - - - - - - - -

     A. On June 30, 199 the Board of Directors of the Corporation adopted, subject to the approval of the Corporation's shareholders, the AMDL, INC. 1999 Stock Option Plan (the "Plan").

     B. Pursuant to the Plan, on June 30, 1999, the members of the Board of Directors of the Corporation serving on the Committee authorized granting to Optionee options to purchase shares of the Corporation's common stock, $.001 par value ("Shares") for the term and subject to the terms and conditions hereinafter set forth.

                               A G R E E M E N T
                               - - - - - - - - -

It is hereby agreed as follows:

     1.   CERTAIN DEFINITIONS.  Unless otherwise defined herein, or the context
          -------------------
otherwise clearly requires, terms with initial capital letters used herein shall have the meanings assigned to such terms in the Plan.

     2.   GRANT OF OPTIONS.  The Corporation hereby grants to Optionee, Options
          ----------------
to purchase all or any part of 147,058 Shares, upon and subject to the terms and conditions of the Plan, which is incorporated in full herein by this reference, and upon the other terms and conditions set forth herein.

     3.   OPTION PERIOD.  The Options shall be exercisable at any time after the
          -------------
date hereof (subject to the provisions of Section 17) and expiring on the date five (5) years from the date of grant, unless earlier terminated pursuant to
Section 7.

     4.   METHOD OF EXERCISE.  The Options shall be exercisable by Optionee by
          ------------------
giving written notice to the Corporation of the election to purchase and of the number of Shares Optionee elects to purchase, such notice to be accompanied by such other executed instruments or documents as may be required by the Committee pursuant to this Agreement, and unless otherwise directed by the Committee, Optionee shall at the time of such exercise tender the purchase price of the Shares he has elected to purchase. An Optionee may purchase less than the total number of Shares for which the Option is exercisable, provided that a partial exercise of an Option may not be for less than one hundred (100) Shares. If Optionee shall not purchase all of the Shares which he is entitled to purchase under the Options, his right to purchase the remaining unpurchased Shares shall continue until expiration of the Options. The Options shall be exercisable with respect of whole Shares only, and fractional Share interests shall be disregarded.

     5.   AMOUNT OF PURCHASE PRICE.  The purchase price per Share for each Share
          ------------------------
which Optionee is entitled to purchase under the Options shall be $.68 per Share.

     6.   PAYMENT OF PURCHASE PRICE.  At the time of Optionee's notice of
          -------------------------
exercise of the Options, Optionee shall tender in cash or by certified or bank cashier's check payable to the Corporation, the purchase price for all Shares then being purchased. Provided, however, the Board of Directors may, in its sole discretion, permit payment by the Corporation of the purchase price in whole or in part with Shares. If the Optionee is so permitted, and the Optionee elects to make payment with Shares, the Optionee shall deliver to the Corporation certificates representing the number of Shares in payment for new Shares, duly endorsed for transfer to the Corporation, together with any written representations relating to title, liens and encumbrances, securities laws, rules and regulatory compliance, or other matters, reasonably requested by the Board of Directors. The value of Shares so tendered shall be their Fair Market Value Per Share on the date of the Optionee's notice of exercise.

     7.   EFFECT OF TERMINATION OF EMPLOYMENT.  If an Optionee's employment or
          -----------------------------------
other relationship with the Corporation (or a Subsidiary) terminates, the effect of the termination on the Optionee's rights to acquire Shares shall be as follows:

          7.1  Termination For Other Than Disability Or Cause.  If an Optionee
               ----------------------------------------------
ceases to be employed by, or ceases to have a relationship with, the Corporation or a Subsidiary for any reason other than for disability or cause, such Optionee's Options shall expire not later than three (3) months thereafter. During such three (3) month period and prior to the expiration of the Option by its terms, the Optionee may exercise any Option granted to him, but only to the extent such Options were exercisable on the date of termination of his employment or relationship and except as so exercised, such Options shall expire at the end of such three (3) month period unless such Options by their terms expire before such date. The decision as to whether a termination for a reason other than disability, cause or death has occurred shall be made by the Committee, whose decision shall be final and conclusive, except that employment shall not be considered terminated in the case of sick leave or other bona fide leave of absence approved by the Corporation.

          7.2  Disability.  If an Optionee ceases to be employed by, or ceases
               ----------
to have a relationship with, the Corporation or a Subsidiary by reason of disability (within the meaning of Code Section 22(e)(3)), such Optionee's Options shall expire not later than one (1) year thereafter. During such one
(1) year period and prior to the expiration of the Option by its terms, the Optionee may exercise any Option granted to him, but only to the extent such Options were exercisable on the date the Optionee ceased to be employed by, or ceased to have a relationship with, the Corporation or Subsidiary by reason of disability. The decision as to whether a termination by reason of disability has occurred shall be made by the Committee, whose decision shall be final and conclusive.

          7.3  Termination For Cause.  If an Optionee's employment by, or
               ---------------------
relationship with, the Corporation or a Subsidiary is terminated for cause, such Optionee's Option shall expire immediately; provided, however, the Committee may, in its sole discretion, within thirty (30) days of such termination, waive the expiration of the Option by giving written notice of such waiver to the Optionee at such Optionee's last known address. In the event of such waiver, the Optionee may exercise the Option only to such extent, for such time, and upon such terms and conditions as if such Optionee had ceased to be employed by, or ceased to have a relationship with, the Corporation or a Subsidiary upon the date of such termination for a reason other than disability, cause or death. Termination for cause shall include termination for malfeasance or gross misfeasance in the performance of duties or conviction of illegal activity in connection therewith or any conduct detrimental to the interests of the Corporation or a Subsidiary. The determination of the Committee with respect to whether a termination for cause has occurred shall be final and conclusive.

     8.   NONTRANSFERABILITY OF OPTIONS.  The Options shall not be transferable,
          -----------------------------
either voluntarily or by operation of law, otherwise than by will or the laws of descent and distribution and shall be exercisable during the Optionee's lifetime only by Optionee.

     9.   ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.  As used herein, the term
          ------------------------------------------
"Adjustment Event" means an event pursuant to which the outstanding Shares of the Corporation are increased, decreased or changed into, or exchanged for a different number or kind of shares or securities, without receipt of consideration by the Corporation, through reorganization, merger, recapitalization, reclassification, stock split, reverse stock split, stock dividend, stock consolidation or otherwise. Upon the occurrence of an Adjustment Event, (i) appropriate and proportionate adjustments shall be made to the number and kind and exercise price for the Shares subject to the Options, and (ii) appropriate amendments to this Agreement shall be executed by the Corporation and Optionee if the Committee determines that such an amendment is necessary or desirable to reflect such adjustments. If determined by the Committee to be appropriate, in the event of an Adjustment Event which involves the substitution of securities of a corporation other than the Corporation, the Committee shall make arrangements for the assumptions by such other corporation of the Options. Notwithstanding the foregoing, any such adjustment to the Options shall be made without change in the total exercise price applicable to the unexercised portion of the Options, but with an appropriate adjustment to the number of Shares, kind of Shares and exercise price for each Share subject to the Options. The determination by the Committee as to what adjustments, amendments or arrangements shall be made pursuant to this Section 10, and the extent thereof, shall be final and conclusive. No fractional Shares shall be issued on account of any such adjustment or arrangement.

     10.  NO RIGHTS TO CONTINUED EMPLOYMENT OR RELATIONSHIP.  Nothing contained
          -------------------------------------------------
in this Agreement shall obligate the Corporation to employ or have another relationship with Optionee for any period or interfere in any way with the right of the

Corporation to reduce Optionee's compensation or to terminate the employment of or relationship with Optionee at any time.

     11.  TIME OF GRANTING OPTIONS.  The time the Options shall be deemed
          ------------------------
granted, sometimes referred to herein as the "date of grant," shall be June 30, 1999.

     12.  PRIVILEGES OF STOCK OWNERSHIP.  Optionee shall not be entitled to the
          -----------------------------
privileges of stock ownership as to any Shares not actually issued and delivered to Optionee. No Shares shall be purchased upon the exercise of any Options unless and until, in the opinion of the Corporation's counsel, any then applicable requirements of any laws, or governmental or regulatory agencies having jurisdiction, and of any exchanges upon which the stock of the Corporation may be listed shall have been fully complied with.

     13.  SECURITIES LAWS COMPLIANCE.  The Corporation will diligently endeavor
          --------------------------
to comply with all applicable securities laws before any Shares are issued
pursuant to the Options.   Without limiting the generality of the foregoing, the
Corporation may require from the Optionee such investment representation or such agreement, if any, as counsel for the Corporation may consider necessary in order to comply with the Securities Act of 1933 as then in effect, and may require that the Optionee agree that any sale of the Shares will be made only in such manner as is permitted by the Committee. The Committee may in its discretion cause the Shares underlying the Options to be registered under the Securities Act of 1933, as amended, by filing a Form S-8 Registration Statement covering the Options and the Shares underlying the Options. Optionee shall take any action reasonably requested by the Corporation in connection with registration or qualification of the Shares under federal or state securities laws.

     14.  INTENDED TREATMENT AS INCENTIVE STOCK OPTIONS.  The Options granted
          ---------------------------------------------
herein are intended to be "incentive stock options" to which Sections 421 and 422 of the Internal Revenue Code of 1986, as amended from time to time ("Code") apply, and shall be construed to implement that intent. If all or any part of the Options shall not be subject to Sections 421 and 422 of the Code, the Options shall nevertheless be valid and carried into effect.

     15.  PLAN CONTROLS.  The Options shall be subject to and governed by the
          -------------
provisions of the Plan. All determinations and interpretations of the Plan made by the Committee shall be final and conclusive.

     16.  SHARES SUBJECT TO LEGEND.  If deemed necessary by the Corporation's
          ------------------------
counsel, all certificates issued to represent Shares purchased upon exercise of the Options shall bear such appropriate legend conditions as counsel for the Corporation shall require.

     17.  CONDITIONS TO OPTIONS.
          ---------------------

          17.1 Compliance with Applicable Laws.  The Corporation's obligation to
               -------------------------------
issue Shares of its common stock upon exercise of the Options is expressly conditioned upon the completion by the Corporation of any registration or other qualification of such Shares under any state and/or Federal law or rulings or regulations of any governmental regulatory body, or the making of such investment representations or other representations and undertakings by the Optionee or any person entitled to exercise the Option in order to comply with the requirements of any exemption from any such registration or other qualification of such Shares which the Committee shall, in its sole discretion, deem necessary or advisable. Such required representations and undertakings may include representations and agreements that the Optionee or any person entitled to exercise the Option (i) is not purchasing such Shares for distribution and (ii) agrees to have placed upon the face and reverse of any certificates a legend setting forth any representations and undertakings which have been given to the Committee or a reference thereto.

          17.2 Shareholder Approval of Plan.  If the Options granted hereby are
               -----------------------------
granted prior to approval of the Plan by the shareholders of the Corporation pursuant to Section 8 of the Plan, the grant of the Options made hereby is expressly conditioned upon and such Options shall not be exercisable until the approval of the Plan by the shareholders of the Corporation in accordance with the provisions of Section 8 of the Plan.

          17.3 Maximum Exercise Period.  Notwithstanding any provision of this
               -----------------------
Agreement to the contrary, the Options shall expire no later than ten (10) years from the date hereof or five (5) years if, as of the date hereof, the Optionee owns or is considered to own by reason of Code Section 425(d) more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or any Subsidiary or parent corporation of the Corporation.

     18.  MISCELLANEOUS.
          --------------

          18.1 Binding Effect.  This Agreement shall bind and inure to the
               --------------
benefit of the successors, assigns, transferees, agents, personal representatives, heirs and legatees of the respective parties.

          18.2 Further Acts.  Each party agrees to perform any further acts and
               ------------
execute and deliver any documents which may be necessary to carry out the provisions of this Agreement.

          18.3 Amendment.  This Agreement may be amended at any time by the
               ---------
written agreement of the Corporation and the Optionee.

          18.4 Syntax.  Throughout this Agreement, whenever the context so
               ------
requires, the singular shall include the plural, and the masculine gender shall include the feminine and neuter genders. The headings and captions of the various Sections hereof are for convenience only and they shall not limit, expand or otherwise affect the construction or interpretation of this Agreement.

          18.5 Choice of Law.  The parties hereby agree that this Agreement has
               -------------
been executed and delivered in the State of California and shall be construed, enforced and governed by the laws thereof. This Agreement is in all respects intended by each party hereto to be deemed and construed to have been jointly prepared by the parties and the parties hereby expressly agree that any uncertainty or ambiguity existing herein shall not be interpreted against either of them.

          18.6 Severability. In the event that any provision of this Agreement
               ------------
shall be held invalid or unenforceable, such provision shall be severable from, and such invalidity or unenforceability shall not be construed to have any effect on, the remaining provisions of this Agreement.

          18.7 Notices.  All notices and demands between the parties hereto
               -------
shall be in writing and shall be served either by registered or certified mail, and such notices or demands shall be deemed given and made forty-eight (48) hours after the deposit thereof in the United States mail, postage prepaid, addressed to the party to whom such notice or demand is to be given or made, and the issuance of the registered receipt therefor. If served by telegraph, such notice or demand shall be deemed given and made at the time the telegraph agency shall confirm to the sender, delivery thereof to the addressee. All notices and demands to Optionee or the Corporation may be given to them at the following addresses:

If to Optionee:     Gary L. Dreher
                    6301 Acacia Hill Drive
                    Yorba Linda, California 92886

If to Corporation:  AMDL, Inc.
                    14272 Franklin Avenue, Suite 106
                    Tustin, California 92780

Such parties may designate in writing from time to time such other place or places that such notices and demands may be given.

          18.8 Entire Agreement.  This Agreement constitutes the entire
               ----------------
agreement between the parties hereto pertaining to the subject matter hereof, this Agreement supersedes all prior and contemporaneous agreements and understandings of the parties, and there are no warranties, representations or other agreements between the parties in connection with the subject matter hereof except as set forth or referred to herein. No supplement, modification or waiver or termination of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any of the provisions of this Agreement shall constitute a waiver of any other provision hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

          18.9 Attorneys' Fees.  In the event that any party to this Agreement
               ---------------
institutes any action or proceeding, including, but not limited to, litigation or arbitration, to preserve, to protect or to enforce any right or benefit created by or granted under this Agreement, the prevailing party in each respective such action or proceeding shall be entitled, in addition to any and all other relief granted by a court or other tribunal or body, as may be appropriate, to an award in such action or proceeding of that sum of money which represents the attorneys' fees reasonably incurred by the prevailing party therein in filing or otherwise instituting and in prosecuting or otherwise pursuing or defending such action or proceeding, and, additionally, the attorneys' fees reasonably incurred by such prevailing party in negotiating any and all matters underlying such action or proceeding and in preparation for instituting or defending such action or proceeding.


     IN WITNESS WHEREOF, the parties have entered into this Agreement as of the date first set forth above.

                                    "CORPORATION"

                                    AMDL, INC.,
                                    a Delaware corporation



                                    By:______________________________
                                         Vivian B. Frazier,
                                         Chief Financial Officer


                                    "OPTIONEE"


                                    _________________________________
                                         Gary L. Dreher

                     NON-QUALIFIED STOCK OPTION AGREEMENT
                     ------------------------------------


     THIS NON-QUALIFIED STOCK OPTION AGREEMENT ("Agreement") is entered into as of June 30, 1999, by and between AMDL, INC., a Delaware corporation ("Corporation"), and GARY L. DREHER ("Optionee").

                                R E C I T A L S
                                - - - - - - - -

     A. On June 30, 1999, the Board of Directors of the Corporation adopted, subject to the approval of the Corporation's shareholders, the AMDL, Inc. 1999 Stock Option Plan (the "Plan").

     B. Pursuant to the Plan, on June 30, 1999, the members of the Board of Directors of the Corporation serving on the Committee authorized granting to Optionee options to purchase shares of the common stock, $.001 par value, of the Corporation ("Shares") for the term and subject to the terms and conditions hereinafter set forth.

                               A G R E E M E N T
                               - - - - - - - - -

     It is hereby agreed as follows:

     1.   CERTAIN DEFINITIONS.  Unless otherwise defined herein, or the context
          -------------------
otherwise clearly requires, terms with initial capital letters used herein shall have the meanings assigned to such terms in the Plan.

     2.   GRANT OF OPTIONS.  The Corporation hereby grants to Optionee, Options
          ----------------
to purchase all or any part of 102,942 Shares, upon and subject to the terms and conditions of the Plan, which is incorporated in full herein by this reference, and upon the other terms and conditions set forth herein.

     3.   OPTION PERIOD.  The Options shall be exercisable at any time after the
          -------------
date hereof (subject to the provisions of Section 17) and expiring on the date five (5) years from the date of grant, unless earlier terminated pursuant to
Section 7.

     4.   METHOD OF EXERCISE.  The Options shall be exercisable by Optionee by
          ------------------
giving written notice to the Corporation of the election to purchase and of the number of Shares Optionee elects to purchase, such notice to be accompanied by such other executed instruments or documents as may be required by the Committee pursuant to this Agreement, and unless otherwise directed by the Committee, Optionee shall at the time of such exercise tender the purchase price of the Shares he has elected to purchase. An Optionee may purchase less than the total number of Shares for which the Option is exercisable, provided that a partial exercise of an Option may not be for less than one hundred (100) Shares. If Optionee shall not purchase all of the Shares which he is entitled to purchase under the Options, his right to purchase the remaining unpurchased Shares shall continue until expiration of the Options. The

Options shall be exercisable with respect of whole Shares only, and fractional Share interests shall be disregarded.

     5.   AMOUNT OF PURCHASE PRICE.  The purchase price per Share for each Share
          ------------------------
which Optionee is entitled to purchase under the Options shall be $.68 per Share.

     6.   PAYMENT OF PURCHASE PRICE. At the time of Optionee's notice of
          -------------------------
exercise of the Options, Optionee shall tender in cash or by certified or bank cashier's check payable to the Corporation, the purchase price for all Shares then being purchased. Provided, however, the Board of Directors may, in its sole discretion, permit payment by the Corporation of the purchase price in whole or in part with Shares. If the Optionee is so permitted, and the Optionee elects to make payment with Shares, the Optionee shall deliver to the Corporation certificates representing the number of Shares in payment for new Shares, duly endorsed for transfer to the Corporation, together with any written representations relating to title, liens and encumbrances, securities laws, rules and regulatory compliance, or other matters, reasonably requested by the Board of Directors. The value of Shares so tendered shall be their Fair Market Value Per Share on the date of the Optionee's notice of exercise.

     7.   EFFECT OF TERMINATION OF RELATIONSHIP OR DEATH.  If Optionee's
          ----------------------------------------------
relationship with the Corporation as an employee terminates (whether voluntarily or involuntarily because he is not re-elected by the shareholders), or if Optionee dies, all Options which have previously vested shall expire six (6) months thereafter. All unvested Options shall lapse and automatically expire. During such six (6) month period (or such shorter period prior to the expiration of the Option by its own terms), such Options may be exercised by the Optionee, his executor or administrator or the person or persons to whom the Option is transferred by will or the applicable laws of descent and distribution, as the case may be, but only to the extent such Options were exercisable on the date Optionee ceased to have a relationship with the Corporation as a director or died.

     8.   NONTRANSFERABILITY OF OPTIONS.  The Options shall not be transferable,
          -----------------------------
either voluntarily or by operation of law, otherwise than by will or the laws of descent and distribution and shall be exercisable during the Optionee's lifetime only by Optionee.

     9.   ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.  As used herein, the term
          ------------------------------------------
"Adjustment Event" means an event pursuant to which the outstanding Shares of the Corporation are increased, decreased or changed into, or exchanged for a different number or kind of shares or securities, without receipt of consideration by the Corporation, through reorganization, merger, recapitalization, reclassification, stock split, reverse stock split, stock dividend, stock consolidation or otherwise. Upon the occurrence of an Adjustment Event, (i) appropriate and proportionate adjustments shall be made to the number and kind and exercise price for the Shares subject to the Options, and (ii) appropriate amendments to this Agreement shall be executed by the Corporation and Optionee if the Committee determines that such an amendment is necessary or desirable to reflect such adjustments. If determined by the Committee to be appropriate, in the event of an Adjustment Event which involves the substitution of securities of a corporation other than the Corporation, the Committee shall make arrangements for the assumptions by such other corporation of the Options. Notwithstanding the foregoing, any such adjustment to the Options shall be made without change in the total exercise price applicable to the unexercised portion of the Options, but with an appropriate adjustment to the number of Shares, kind of Shares and exercise price for each Share subject to the Options. The determination by the Committee as to what adjustments, amendments or arrangements shall be made pursuant to this Section 10, and the extent thereof, shall be final and conclusive. No fractional Shares shall be issued on account of any such adjustment or arrangement.

     10.  NO RIGHTS TO CONTINUED EMPLOYMENT OR RELATIONSHIP.  Nothing contained
          -------------------------------------------------
in this Agreement shall obligate the Corporation to employ or have another relationship with Optionee for any period or interfere in any way with the right of the Corporation to reduce Optionee's compensation or to terminate the employment of or relationship with Optionee at any time.

     11.  TIME OF GRANTING OPTIONS.  The time the Options shall be deemed
          ------------------------
granted, sometimes referred to herein as the "date of grant," shall be June 30,1999.

     12.  PRIVILEGES OF STOCK OWNERSHIP.  Optionee shall not be entitled to the
          -----------------------------
privileges of stock ownership as to any Shares not actually issued and delivered to Optionee. No Shares shall be purchased upon the exercise of any Options unless and until, in the opinion of the Corporation's counsel, any then applicable requirements of any laws, or governmental or regulatory agencies having jurisdiction, and of any exchanges upon which the stock of the Corporation may be listed shall have been fully complied with.

     13.  SECURITIES LAWS COMPLIANCE.  The Corporation will diligently endeavor
          --------------------------
to comply with all applicable securities laws before any stock is issued pursuant to the Options. Without limiting the generality of the foregoing, the Corporation may require from the Optionee such investment representation or such agreement, if any, as counsel for the Corporation may consider necessary in order to comply with the Securities Act of 1933 as then in effect, and may require that the Optionee agree that any sale of the Shares will be made only in such manner as is permitted by the Committee. The Committee may in its discretion cause the Shares underlying the Options to be registered under the Securities Act of 1933, as amended, by filing a Form S-8 Registration Statement covering the Options and the Shares underlying the Options. Optionee shall take any action reasonably requested by the Corporation in connection with registration or qualification of the Shares under federal or state securities laws.

     14.  INTENDED TREATMENT AS NON-QUALIFIED STOCK OPTIONS.  The Options
          -------------------------------------------------
granted herein are intended to be non-qualified stock options described in U.S. Treasury Regulation ("Treas. Reg.") (S)1.83-7 to which Sections 421 and 422 of the Internal Revenue Code of 1986, as amended from time to time ("Code") do not apply, and shall be construed to implement that intent. If all or any part of the Options shall not be described in

Treas. Reg. (S)1.83-7 or be subject to Sections 421 and 422 of the Code, the Options shall nevertheless be valid and carried into effect.

     15.  PLAN CONTROLS.  The Options shall be subject to and governed by the
          -------------
provisions of the Plan. All determinations and interpretations of the Plan made by the Committee shall be final and conclusive.

     16.  SHARES SUBJECT TO LEGEND.  If deemed necessary by the Corporation's
          ------------------------
counsel, all certificates issued to represent Shares purchased upon exercise of the Options shall bear such appropriate legend conditions as counsel for the Corporation shall require.

     17.  CONDITIONS TO OPTIONS.
          ---------------------

          17.1 Compliance with Applicable Laws.  The Corporation's obligation to
               -------------------------------
issue Shares upon exercise of the Options is expressly conditioned upon the completion by the Corporation of any registration or other qualification of such Shares under any state and/or Federal law or rulings or regulations of any governmental regulatory body, or the making of such investment representations or other representations and undertakings by the Optionee or any person entitled to exercise the Option in order to comply with the requirements of any exemption from any such registration or other qualification of such Shares which the Committee shall, in its sole discretion, deem necessary or advisable. Such required representations and undertakings may include representations and agreements that the Optionee or any person entitled to exercise the Option (i) is not purchasing such Shares for distribution and (ii) agrees to have placed upon the face and reverse of any certificates a legend setting forth any representations and undertakings which have been given to the Committee or a reference thereto.

          17.2 Shareholder Approval of Plan.  If the Options granted hereby are
               ----------------------------
granted prior to approval of the Plan by the shareholders of the Corporation pursuant to Section 8 of the Plan, the grant of the Options made hereby is expressly conditioned upon and such Options shall not be exercisable until the approval of the Plan by the shareholders of the Corporation in accordance with the provisions of Section 8 of the Plan.

     18.  MISCELLANEOUS.
          -------------

          18.1 Binding Effect.  This Agreement shall bind and inure to the
               --------------
benefit of the successors, assigns, transferees, agents, personal representatives, heirs and legatees of the respective parties.

          18.2 Further Acts.  Each party agrees to perform any further acts and
               ------------
execute and deliver any documents which may be necessary to carry out the provisions of this Agreement.

          18.3 Amendment.  This Agreement may be amended at any time by the
               ---------
written agreement of the Corporation and the Optionee.

          18.4 Syntax.  Throughout this Agreement, whenever the context so
               ------
requires, the singular shall include the plural, and the masculine gender shall include the feminine and neuter genders. The headings and captions of the various Sections hereof are for convenience only and they shall not limit, expand or otherwise affect the construction or interpretation of this Agreement.

          18.5 Choice of Law.  The parties hereby agree that this Agreement has
               -------------
been executed and delivered in the State of California and shall be construed, enforced and governed by the laws thereof. This Agreement is in all respects intended by each party hereto to be deemed and construed to have been jointly prepared by the parties and the parties hereby expressly agree that any uncertainty or ambiguity existing herein shall not be interpreted against either of them.

          18.6 Severability. In the event that any provision of this Agreement
               ------------
shall be held invalid or unenforceable, such provision shall be severable from, and such invalidity or unenforceability shall not be construed to have any effect on, the remaining provisions of this Agreement.

          18.7 Notices.  All notices and demands between the parties hereto
               -------
shall be in writing and shall be served either by registered or certified mail, and such notices or demands shall be deemed given and made forty-eight (48) hours after the deposit thereof in the United States mail, postage prepaid, addressed to the party to whom such notice or demand is to be given or made, and the issuance of the registered receipt therefor. If served by telegraph, such notice or demand shall be deemed given and made at the time the telegraph agency shall confirm to the sender, delivery thereof to the addressee. All notices and demands to Optionee or the Corporation may be given to them at the following addresses:

     If to Optionee:     Gary L. Dreher
                         6301 Acacia Hill Drive
                         Yorba Linda, California 92886


     If to Corporation:  AMDL, Inc.
                         14272 Franklin Avenue, Suite 106
                         Tustin, California 92780

Such parties may designate in writing from time to time such other place or places that such notices and demands may be given.

          18.8 Entire Agreement.  This Agreement constitutes the entire
               ----------------
agreement between the parties hereto pertaining to the subject matter hereof, this Agreement supersedes all prior and contemporaneous agreements and understandings of the parties, and there are no warranties, representations or other agreements between the parties in connection with the subject matter hereof except as set forth or referred to herein. No supplement, modification or waiver or termination of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any of the provisions of this Agreement shall constitute a waiver of any other provision hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

          18.9 Attorneys' Fees.  In the event that any party to this Agreement
               ---------------
institutes any action or proceeding, including, but not limited to, litigation or arbitration, to preserve, to protect or to enforce any right or benefit created by or granted under this Agreement, the prevailing party in each respective such action or proceeding shall be entitled, in addition to any and all other relief granted by a court or other tribunal or body, as may be appropriate, to an award in such action or proceeding of that sum of money which represents the attorneys' fees reasonably incurred by the prevailing party therein in filing or otherwise instituting and in prosecuting or otherwise pursuing or defending such action or proceeding, and, additionally, the attorneys' fees reasonably incurred by such prevailing party in negotiating any and all matters underlying such action or proceeding and in preparation for instituting or defending such action or proceeding.

     IN WITNESS WHEREOF, the parties have entered into this Agreement as of the date first set forth above.


                              "CORPORATION"

                              AMDL, INC.,
                              a Delaware corporation


                              By:______________________________________________
                                    Vivian B. Frazier, Chief Financial Officer


                              "OPTIONEE"



                              _________________________________________________
                                    Gary L. Dreher

                                                                       EXHIBIT B

                                GENERAL RELEASE
                                ---------------


     WHEREAS, Gary L. Dreher ("Releasor") and AMDL, INC., a Delaware corporation ("Releasee") have entered into that certain Agreement Regarding Cancellation of Indebtedness dated as of July 1, 1999 (the "Agreement");

     WHEREAS, pursuant to the Agreement, Releasee has agreed to General Release.

1.   Release.
     -------

     (a) For valuable consideration, receipt of which is hereby acknowledged, Releasor does hereby release, acquit and forever discharge Releasee and its shareholders, partners, principals, employees, agents, relatives, and successors and assigns (all of whom shall be included as a Releasee), from any and all claims, demands, actions, causes of action, damages, costs, or other claims whatsoever in law or equity, which Releasor may have against the Releasee. In so doing, Releasor releases, relinquishes, remises, waives forever, discharges, absolves, and quits the Releasee from each, every and all things, including by way of example, but not limitation each and every claim, action, cause of action whatsoever and all liabilities, debts, sums of money, controversies, indebtedness, breaches of contract, breaches of duty or any relationships, acts, omissions, promises, agreements, representations, damages and any demand of any type, nature, kind or description, whether in law or in equity, or otherwise, whether known or unknown, suspected or unsuspected, heretofore or now existing which could, might or may be claimed to exist from the beginning of time unto the date of these presents.

     (b) Releasor does hereby acknowledge and agree that it is Releasor's intention that this release shall be effective as a full and final accord and satisfaction and settlement of and as a bar to each and every claim, demand, debt, account, reckoning, liability, obligation, cost, expense, lien, action and cause of action, heretofore referred to and released, which Releasor has against Releasee. In connection with such waiver and relinquishment, Releasor acknowledges that Releasor is aware that Releasor or Releasor's attorney may hereafter discover facts different from or in addition to the facts which they or their attorney now know or believe to be true with respect to the subject matter of this release, but that it is Releasor's intention to fully, finally, absolutely and forever settle any and all claims, disputes and differences which to now exist or heretofore have existed between Releasor and Releasee, and that in furtherance of such intention the releases herein given shall be and remain in effect as a full and complete general release notwithstanding the discovery of any such different or additional facts. Therefore, Releasor acknowledges that Releasor is familiar with Section 1542 of the Civil Code of the State of California which provides as follows:

          "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

     (c) Releasor does hereby abandon, release, waive and relinquish all rights and benefits which Releasor may acquire under Section 1542 of the Civil Code of the State of California pertaining to the subject matter of this release.

2.   Consideration.
     -------------

     Concurrent with the execution hereof, Releasee shall pay to Releasor the other consideration set forth in the Agreement.


DATED:    July 1, 1999

                                    "Releasor"


                                    __________________________________
                                         Gary L. Dreher

                                    "Releasee"

                                    AMDL, INC.,
                                    a Delaware corporation


                                    By:_______________________________
                                         Vivian B. Frazier
                                         Chief Financial Officer